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                             APPROVAL BY DIRECTORS OF
                           KITTITAS VALLEY BANCORP, INC.


     Each of the undersigned, who together comprise all of the members of the Board of Directors of Kittitas Valley Bancorp, Inc. (the "Company") and Kittitas Valley Bank, N.A., (the "Bank"), approves the Agreement and Plan of Merger dated as of April 20, 1998 (the "Plan") between InterWest Bancorp, Inc., the Company, and the Bank, and, except as otherwise required by applicable law, including without limitation his fiduciary duties to the Company's shareholders, agrees to
(a) vote his shares of the Company's common stock in favor of the transactions contemplated by the Plan (collectively, the "Merger"), (b) recommend to the shareholders of the Company that they approve the Plan, (c) refrain from exercising until after the effective date of the Merger any stock options ("Options") to purchase shares of the Company's common stock, (d) exercise all Options within ninety (90) days after his status as a director of the Bank terminates, (e) until at least December 31, 1999, maintain at the Bank the deposit and loan relationships that he and his affiliates now have with the Bank, and (f) refrain from any actions or omissions inconsistent with the foregoing.

     This Approval may be executed in one or more facsimile counterparts, each of which shall be deemed an original, but all of which taken together will constitute one and the same document.


 /s/ Dennis D. Cummings                  /s/ Richard S. Mack
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 Dennis D. Cummings                      Richard S. Mack

 /s/ James L. DeVere                     /s/ William R. Meyer
  -----------------------                 -----------------------
 James L. DeVere                         William R. Meyer

 /s/ Brian E. Frederick                  /s/ Kenneth D. Peterson
 -----------------------                 -----------------------
 Brian E. Frederick                      Kenneth D. Peterson

 /s/ Steven F. Halverson                 /s/ Douglas Rehaume
 -----------------------                 -----------------------
 Steven F. Halverson                     Douglas Rehaume

 /s/ John E. Ludtka                      /s/ Don A. Solberg
 -----------------------                 -----------------------
 John E. Ludtka                          Don A. Solberg